Accrued and Other Liabilities	12 Months Ended
Dec. 31, 2014
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Accrued and Other Liabilities

13. Accrued and Other Liabilities

Accrued and other liabilities consist of the following:

As of December 31 (in thousands)	2014 EUR	2013 EUR

Deferred revenue	1,268,633	939,358
Costs to be paid	411,725	440,010
Down payments from customers	647,317	821,959
Personnel related items	301,075	247,246
Derivative financial instruments	67,755	11,652
Standard warranty reserve	41,508	27,475
Other	21,441	12,324

Accrued and other liabilities	2,759,454	2,500,024
Less: non-current portion of accrued and other liabilities[1]	411,655	283,142

Current portion of accrued and other liabilities	2,347,799	2,216,882

1	The main part of the non-current portion of accrued and other liabilities relates to down payments received from customers regarding future shipments of EUV systems and deferrals with respect to services.

The increase in accrued and other liabilities mainly relates to the increases in deferred revenue, derivative financial instruments and personnel related items, which are partly offset by a decrease in down payments from our customers and costs to be paid.

Deferred revenue as of December 31, 2014 mainly consists of credits regarding free or discounted products or services as part of volume purchase agreements amounting to EUR 925.2 million (2013: EUR 660.1 million) and extended and enhanced (optic) warranty contracts amounting to EUR 313.8 million (2013: EUR 261.2 million). Both include deferrals with respect to our third-generation EUV systems, NXE:3300B. The total deferred revenue of the third-generation EUV systems, NXE:3300B, is EUR 102.5 million (2013: EUR 87.6 million).

We receive down payments from our customers prior to shipment of systems included in our current product portfolio or systems currently under development. The decrease in down payments from our customers is mainly due to the shipment of NXE:3300B systems.

Costs to be paid as of December 31, 2014 include an amount of EUR 124.0 million (2013: EUR 171.2 million) relating to the expected losses to upgrade the first 11 NXE:3300B sources in the field, which was assumed by ASML as a result of the acquisition of Cymer. In addition, costs to be paid include accrued costs for unbilled services provided by suppliers including contracted labor, outsourced services and consultancy.

Personnel related items mainly consist of accrued management bonuses, accrued profit sharing, accrued vacation days, accrued vacation allowance, accrued wage tax, social securities and accrued pension premiums.

Derivative financial instruments consist of the fair value of foreign currency contracts and the aggregate fair value of interest rate swaps which includes accrued interest, see Note 4.

Changes in standard warranty reserve for the years 2014 and 2013 are as follows:

Year ended December 31 (in thousands)	2014 EUR	2013 EUR

Balance at beginning of year	27,475	21,626
Acquisitions through business combinations	-	2,978
Additions for the year	42,420	37,124
Utilization of the reserve	(22,749)	(19,924)
Release of the reserve	(5,468)	(13,076)
Effect of exchange rates	(170)	(1,253)

Balance at end of year	41,508	27,475

The increase of the total standard warranty reserve is mainly related to accrued warranties for NXE:3300B systems. This increase is included in cost of sales.